UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2007

LARGO VISTA GROUP, LTD.
(Exact name of Registrant as specified in its charter)

Nevada	000-30426	76-0434540
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4570 Campus Drive
Newport Beach, California 92660

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 252-2180

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-Other Events

Item 8.01Other Events

The Company has entered into a contract to develop a liquid petroleum gas pipeline with Zunyi Yong Shen Real Estate Development Cp. Ltd. in Guizhou Province, China. The pipeline service will be supplied to 192 newly constructed residences.

Attached to this report is the contract and a recently issued press release.

Section 9-Financial Statements and Exhibits

Item 9.01Financial Statements and Exhibits

Exhibit No.	Description

10.1	The Contract of LPG Pipeline Installation Project dated October 26, 2007

99.1	Press Release dated November 5, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant hasduly caused this report to be signed on its behalf by the undersigned hereunto dulyauthorized.

LARGO VISTA GROUP, LTD.

Dated: November 6, 2007	By:	/s/ Shan Deng
Shan Deng, Chief Executive Officer